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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): NOVEMBER 10, 2005


                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

          TEXAS                          1-9645                  74-1787539
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

           200 EAST BASSE ROAD                                   78209
           SAN ANTONIO, TEXAS                                  (Zip Code)
(Address of principal executive offices)



Registrant's telephone number, including area code:  (210) 822-2828

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

         Our joint press release with Clear Channel Outdoor Holdings, Inc. dated November 10, 2005 concerning the pricing of the initial public offering of the Class A common stock of Clear Channel Outdoor Holdings is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired.

                  Not applicable

(b)  Pro forma financial information.

                  Not applicable

(c)  Exhibits.

                  99.1 Joint Press Release of Clear Channel Communications, Inc.
                       and Clear Channel Outdoor Holdings, Inc. issued November 10, 2005.





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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    November 10, 2005

                                    CLEAR CHANNEL COMMUNICATIONS, INC.

                                    By:   /s/ Herbert W. Hill, Jr.
                                        ----------------------------------------
                                          Herbert W. Hill, Jr.
                                          Sr. Vice President/
                                          Chief Accounting Officer




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                                INDEX TO EXHIBITS


EXHIBIT NUMBER                      DESCRIPTION


         99.1          Joint press release of Clear Channel Communications, Inc.
                       and Clear Channel Outdoor Holdings, Inc. issued November 10, 2005.



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